UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 01, 2026

KAISER ALUMINUM CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-09447	94-3030279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 West McEwen Drive Suite 500
Franklin, Tennessee		37067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (629) 252-7040

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KALU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Kaiser Aluminum Corporation (the "Company") appointed Hugh (Jack) J. Barger, III as Executive Vice President – Sales and Marketing, effective January 1, 2026, as part of the Company’s succession planning and transition of the roles and responsibilities of Blain A. Tiffany, the Company's former Executive Vice President - Sales and Marketing, in connection with Mr. Tiffany's anticipated retirement. In addition, as part of the planned succession, on January 7, 2026, the Company entered into a transition letter with Mr. Tiffany. Pursuant to the terms of the transition letter, effective January 1, 2026, Mr. Tiffany will (i) serve as the Company’s Advisor to the Chief Executive Officer and remain an employee of the Company through December 31, 2026 (the “Transition Period”), (ii) provide transition services through the Transition Period, (iii) continue to receive his base salary and participate in the Company’s incentive compensation plans with no change to his short- and long-term incentive targets, (iv) retain his outstanding equity grants under the Company’s long-term incentive programs without proration, (v) be entitled to the continuation of customary benefits and (vi) no longer participate in the Kaiser Aluminum Key Employee Severance Benefit Plan.

A copy of the transition letter between the Company and Mr. Tiffany is attached hereto as Exhibits 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Transition Letter between the Company and Blain A. Tiffany.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kaiser Aluminum Corporation

Date:	January 7, 2026	By:	/s/ Cherrie I. Tsai
Cherrie I. Tsai Vice President, Deputy General Counsel and Corporate Secretary